Exhibit 10.6

THE SECURITIES DESCRIBED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION. THERE ARE FURTHER RESTRICTIONS ON THE TRANSFERABILITY OF THE SECURITIES DESCRIBED HEREIN.

THE PURCHASE OF THE SECURITIES INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF THE LOSS OF THEIR ENTIRE INVESTMENT.

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) is entered into as of _______ __, 2020 between Good Works Acquisition Corp., a Delaware corporation (the “Company”) and each of the parties listed on Annex I hereto (each, a “Purchaser”, and together, the “Purchasers”).

RECITALS

WHEREAS, the Company was incorporated for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more businesses (a “Business Combination”);

WHEREAS, the Company intends to submit to the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-1 (the “Registration Statement”) for its initial public offering (“IPO”) of units (the “Public Units”), at a price of $10.00 per Public Unit, each Public Unit comprised of one share of the Company’s common stock, par value $0.001 per share (“Common Stock”, and the shares of Common Stock included in the Public Units, the “Public Shares”), and one-half of one redeemable warrant, where each whole warrant is initially exercisable to purchase one share of Common Stock at an exercise price of $11.50 per share, subject to adjustment (the “Warrants”, and the Warrants included in the Public Units, the “Public Warrants”);

WHEREAS, proceeds from the IPO and the sale of the Private Placement Units (as defined below) in an aggregate amount equal to the aggregate gross proceeds from the IPO will be deposited into a trust account for the benefit of the holders of the Public Shares (the “Trust Account”), as described in the Registration Statement;

WHEREAS, following the closing of the IPO (the “IPO Closing”), the Company will seek to identify and consummate a Business Combination;

WHEREAS, in connection with the IPO, the Purchasers will, severally and not jointly, purchase, in a private placement that will close simultaneously with the IPO Closing, 57,000 units (together with the units issued to other anchor investors in the same private placement, the “Private Placement Units”), each Private Placement Unit consisting of one share of Common Stock and one-half of one warrant (“Private Placement Warrants”) at a price of $10.00 per Private Placement Unit for an aggregate purchase price of $570,000.00. Such Private Placement Units shall be identical to the Public Units, subject to certain exceptions described in the Registration Statement;

WHEREAS, the parties wish to enter into this Agreement, pursuant to which the Purchasers, severally and not jointly, shall subscribe for and purchase (i) 338,750 shares of Common Stock of the Company (together with the other shares of Common Stock of the Company issued to the initial shareholders of the Company, the “Founder Shares”), in the allocations set forth on Annex I, of which up to 169,375 Founder Shares shall be subject to potential forfeiture, as provided herein or as otherwise agreed, and (ii) the Private Placement Units (together with the Founder Shares to be purchased by the Purchasers, the “Subscribed Securities”); and

WHEREAS, the Company and the Purchaser intend for the purchase of Subscribed Securities as set forth herein to be made pursuant to Section 4(a)(2) and/or Rule 506(b) of Regulation D promulgated under the Securities Act.

NOW, THEREFORE, in consideration of the premises, representations, warranties and the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Sale and Purchase.

(a) Securities.

(i) Subject to the terms and conditions hereof, the Purchasers, severally and not jointly, hereby irrevocably subscribe for and agree to purchase from the Company, and the Company agrees to issue and sell to the Purchasers, the Subscribed Securities, in the allocations set forth on Annex I. The Purchasers acknowledge that the Subscribed Securities, and any securities of the Company that may be distributed to the Purchasers on account of the Subscribed Securities (collectively, the “Securities”), will be subject to restrictions on transfer as set forth in this Agreement.

(ii) On the date hereof, against payment in full of the Founder Shares Purchase Price of $1,963.77, the Company shall issue to the Purchasers an aggregate of 338,750 Founder Shares in consideration for payment of the Purchase Price by the Purchasers, by wire transfer of immediately available funds or other means approved by the Company.

(iii) Subject to the terms and conditions hereof, the Purchasers, severally and not jointly, hereby irrevocably subscribe for and agree to purchase from the Company, and the Company agrees to issue and sell to the Purchasers, 57,000 Private Placement Units at a purchase price of $10.00 per Private Placement Unit, in the allocations set forth on Annex I (the amount to be paid by the Purchasers for the Private Placement Units, the “PPU Purchase Price”),

(iv) The Company shall notify the Purchasers in writing of the anticipated date of the effectiveness of the Registration Statement (the “Effective Date”) at least five (5) Business Days (as defined below) prior to the Effective Date, and the Purchaser shall collectively remit the PPU Purchase Price to the Company’s transfer agent (to be held in escrow pending the IPO Closing), by wire transfer of immediately available funds or other means approved by the Company, on the date that is not less than one (1) Business Day prior to the Effective Date, or such other date as the Company and the Purchasers may agree upon in writing. As used herein, “Business Day” means any day, other than a Saturday or a Sunday, that is neither a legal holiday nor a day on which banking institutions are generally authorized or required by law or regulation to close in the City of New York, New York. If the IPO Closing has not occurred by the date that is ten (10) Business Days after Effective Date (or if the Effective Date has not occurred within seven (7) Business Days after the Purchasers shall have transferred the PPU Purchase Price to the Company’s transfer agent, then, unless the Purchasers otherwise agree in writing, the Company will promptly cause its transfer agent to return the PPU Purchase Price to the Purchasers.

(v)  On the date of the IPO Closing, the Company shall issue to the Purchasers 57,000 Private Placement Units, in the allocation set forth on Annex I.

(vi) In the event that a Purchaser does not fulfil its obligation to purchase its allocation of the Private Placement Units as provided herein, it shall forfeit all right, title and interest in and to its allocation of Founder Shares, which shall be cancelled on the books of the Company.

(b)  Delivery of Securities.

(i) The Company shall register the Purchasers as the owners of the Subscribed Securities with the Company’s transfer agent by book entry on or prior to the date of the IPO Closing (provided that prior to the Company’s appointment of a transfer agent it shall register the Purchasers as the owner of such securities in the Company’s stock ledger upon issuance thereof).

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(ii) Each register and book entry for the Securities shall contain a notation, and each certificate (if any) evidencing the Securities shall be stamped or otherwise imprinted with a legend, in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT AND LAWS.

THE SALE, PLEDGE, HYPOTHECATION, OR TRANSFER OF THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN SUBSCRIPTION AGREEMENT BY AND AMONG THE HOLDER AND THE OTHER PARTIES THERETO. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.”

(c) Reserved.

(d)  Registration Rights. On the Effective Date, the Company shall enter into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Purchasers and certain other parties thereto, in substantially the form provided to the Purchasers prior to the Effective Date. The Registration Rights Agreement shall be subject to the approval of the Purchaser and the other parties thereto, and shall provide the Purchasers with registration rights with respect to the Subscribed Securities that are no less favorable to the Purchasers than the registration rights any other holder of Subscribed Securities set forth therein.

2. Representations and Warranties of the Purchaser.  Each Purchaser, severally and as to itself only, represents and warrants to the Company as follows, as of the date hereof:

(a)  Organization and Power.  Such Purchaser is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its formation and has all requisite power and authority to carry on its business as presently conducted and as proposed to be conducted.

(b)  Authorization.  Such Purchaser has full power and authority to enter into this Agreement. This Agreement, when executed and delivered by such Purchaser, will constitute the valid and legally binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors’ rights generally or (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(c) Governmental Consents and Filings.  No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of such Purchaser in connection with the consummation of the transactions contemplated by this Agreement, except for filings pursuant to applicable securities laws, rules or regulations.

(d)  Compliance with Other Instruments.  The execution, delivery and performance by such Purchaser of this Agreement and the consummation by such Purchaser of the transactions contemplated by this Agreement will not result in any violation or default (i) under any provisions of its organizational documents, (ii) under any instrument, judgment, order, writ or decree to which it is a party or by which it is bound, (iii) under any note, indenture or mortgage to which it is a party or by which it is bound, (iv) under any lease, agreement, contract or purchase order to which it is a party or by which it is bound or (v) under any provision of federal or state statute, rule or regulation applicable to such Purchaser, in each case (other than clause (i)), which would have a material adverse effect on such Purchaser’s ability to consummate the transactions contemplated by this Agreement.

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(e) Purchase Entirely for Own Account.  This Agreement is made with such Purchaser in reliance upon such Purchaser’s representation to the Company, which by such Purchaser’s execution of this Agreement, such Purchaser hereby confirms, that the Securities to be acquired by such Purchaser will be acquired for investment for such Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of any state or federal securities laws, and that such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of law. By executing this Agreement, such Purchaser further represents that such Purchaser does not presently have any contract, undertaking, agreement or arrangement with any Person (other than the Company) to sell, transfer or grant participations to such Person or to any third Person, with respect to any of the Securities. For purposes of this Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or any government or any department or agency thereof.

(f) Disclosure of Information.  Such Purchaser has had an opportunity to discuss the Company’s business, management, financial affairs and the terms and conditions of the offering of the Securities, as well as the terms of the Company’s proposed IPO, with the Company’s management.

(g) Restricted Securities.  Such Purchaser understands that the offer and sale of the Securities to such Purchaser has not been and will not be registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Purchaser’s representations as expressed herein. Such Purchaser understands that the Securities are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, such Purchaser must hold the Securities indefinitely unless they are registered with the SEC and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Such Purchaser acknowledges that the Company has no obligation to register or qualify the Securities except pursuant to the Registration Rights Agreement.  Such Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of such Purchaser’s control, and which the Company is under no obligation and may not be able to satisfy. Such Purchaser understands that the offering of Securities and transactions contemplated hereunder are not and are not intended to be part of the IPO, and that such Purchaser will not be able to rely on the protection of Section 11 of the Securities Act with respect to its purchase of Securities hereunder.

(h)  No Public Market.  Such Purchaser understands that no public market now exists for the Securities, and that the Company has not made any assurances that a public market will ever exist for the Securities.

(i) High Degree of Risk.  Such Purchaser understands that the purchase of the Subscribed Securities involves a high degree of risk which could cause such Purchaser to lose all or part of its investment.

(j)  Accredited Investor.  Such Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

(k)  No General Solicitation.  Neither such Purchaser, nor any of its officers, directors, employees, agents, stockholders or partners has either directly or indirectly, including, through a broker or finder (i) to its knowledge, engaged in any general solicitation, or (ii) published any advertisement in connection with the offer and sale of the Securities.

(l) Reserved.

(m)  Adequacy of Financing. Such Purchaser will, when such funds are due hereunder, have sufficient funds to satisfy its obligations under this Agreement.

(n)  No Other Representations and Warranties; Non-Reliance.  Except for the specific representations and warranties contained in this Section 2 and in any certificate or agreement delivered pursuant hereto, none of such Purchaser nor any person acting on behalf of such Purchaser nor any of such Purchaser’s affiliates (the “Purchaser Parties”) has made, makes or shall be deemed to make any other express or implied representation or warranty with respect to such Purchaser and this offering, and the Purchaser Parties disclaim any such representation or warranty. Except for the specific representations and warranties expressly made by the Company in Section 3 of this Agreement and in any certificate or agreement delivered pursuant hereto, the Purchaser Parties specifically disclaim that they are relying upon any other representations or warranties that may have been made by the Company, any person on behalf of the Company or any of the Company’s affiliates (collectively, the “Company Parties”) with respect to the transactions contemplated hereby.

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3.  Representations, Warranties and Covenants of the Company. The Company represents, warrants and covenants to each Purchaser as follows:

(a)  Organization and Corporate Power.  The Company is incorporated and validly existing and in good standing as a corporation under the laws of Delaware and has all requisite corporate power and authority to carry on its business as presently conducted and as proposed to be conducted.

(b)  Capitalization. The authorized share capital of the Company consists, as of the date hereof, of:

(i) 5,000,000 shares of Common Stock, 4,312,500 of which are issued and outstanding. All of the outstanding shares of Common Stock have been duly authorized, are fully paid and nonassessable and were issued in compliance with all applicable federal and state securities laws.

(c) Authorization.  All corporate action required to be taken by the Company’s Board of Directors and stockholders in order to authorize the Company to enter into this Agreement, and to issue the Subscribed Securities, has been taken on or prior to the date hereof. All action on the part of the stockholders, directors and officers of the Company necessary for the execution and delivery of this Agreement, the performance of all obligations of the Company under this Agreement, and the issuance and delivery of the Subscribed Securities has been taken on or prior to the date hereof. This Agreement, when executed and delivered by the Company, shall constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally or (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(d) Valid Issuance of Securities.

(i) The Subscribed Securities, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement, will be validly issued and fully paid, as applicable, and free of all preemptive or similar rights, taxes, liens, encumbrances and charges with respect to the issue thereof and restrictions on transfer other than restrictions on transfer specified under this Agreement, applicable state and federal securities laws and liens or encumbrances created by or imposed by the Purchasers. Assuming the accuracy of the representations of the Purchasers in this Agreement and subject to the filings described in Section 3(e) below, the Subscribed Securities will be issued in compliance with all applicable federal and state securities laws, rules and regulations.

(ii) No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”) is applicable to the Company or, to the Company’s knowledge, any Company Covered Person (as defined below), except for a Disqualification Event as to which Rule 506(d)(2)(ii–iv) or (d)(3), is applicable. “Company Covered Person” means, with respect to the Company as an “issuer” for purposes of Rule 506 promulgated under the Securities Act, any Person listed in the first paragraph of Rule 506(d)(1).

(e) IPO.

(i) The Company has provided to the Purchasers, and will at all times prior to the consummation of the IPO promptly provide to the Purchasers, copies of all correspondence sent by the Company to, or received by the Company from, the SEC.

(ii) The offers and sales of securities in the IPO will be made pursuant to an effective Registration Statement and otherwise in compliance with the Securities Act and the rules and regulations promulgated thereunder and applicable state securities laws, rules and regulations.

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(f) Governmental Consents and Filings.  Assuming the accuracy of the representations made by the Purchasers in this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement, except for filings pursuant to Regulation D of the Securities Act and applicable state securities laws, if any.

(g) Compliance with Other Instruments.  The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in any violation or default (i) under any provisions of the certificate of incorporation, bylaws or other governing documents of the Company, (ii) under any instrument, judgment, order, writ or decree to which the Company is a party or by which it is bound, (iii) under any note, indenture or mortgage to which the Company is a party or by which it is bound, (iv) under any lease, agreement, contract or purchase order to which the Company is a party or by which it is bound or (v) under any provision of federal or state statute, rule or regulation applicable to the Company, in each case (other than clause (i)) which would have a material adverse effect on the Company or its ability to consummate the transactions contemplated by this Agreement.

(h) Operations. As of the date hereof, the Company has not conducted, and prior to the IPO Closing the Company will not conduct, any operations other than organizational activities and activities in connection with offerings of the Securities.

(i) Foreign Corrupt Practices. Neither the Company, nor any director, officer, agent, employee or other Person acting on behalf of the Company has, in the course of its actions for, or on behalf of, the Company (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(j) Compliance with Anti-Money Laundering Laws. The operations of the Company are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements and all other applicable U.S. and non-U.S. anti-money laundering laws and regulations, including, but not limited to, those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the USA Patriot Act of 2001 and the applicable money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(k) Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of the Company’s officers or directors, whether of a civil or criminal nature or otherwise, in their capacities as such.

(l) No General Solicitation.  Neither the Company, nor any of its officers, managers, employees, agents or members has either directly or indirectly, including, through a broker or finder (i) engaged in any general solicitation or (ii) published any advertisement in connection with the offer and sale of the Subscribed Securities.

(m) Non-Public Information. The Company represents and warrants that none of the information conveyed to the Purchasers in connection with the transactions contemplated by this Agreement will constitute material non-public information of the Company upon the effectiveness of the Registration Statement.

(n) No Other Representations and Warranties; Non-Reliance.  Except for the specific representations and warranties contained in this Section 3 and in any certificate or agreement delivered pursuant hereto, none of the Company Parties has made, makes or shall be deemed to make any other express or implied representation or warranty with respect to the Company or the offering of Securities hereunder, and the Company Parties disclaim any such representation or warranty. Except for the specific representations and warranties expressly made by the Purchasers in Section 2 of this Agreement and in any certificate or agreement delivered pursuant hereto, the Company Parties specifically disclaim that they are relying upon any other representations or warranties that may have been made by the Purchaser Parties.

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4. Additional Agreements and Acknowledgements of the Purchasers.

(a) Transfer Restrictions. Each Purchaser, severally and as to itself only, agrees that it shall not Transfer (as defined below) (i) any Founder Shares until the earlier of (A) one year after the closing of the Business Combination (the “Business Combination Closing”) and (B) the date following the Business Combination Closing on which the Company completes a liquidation, merger, stock exchange or other similar transaction that results in all of the Company’s stockholders having the right to exchange their Common Stock for cash, securities or other property (such period, the “Lock-up Period”) or (ii) any Private Placement Units (or securities issuable upon exercise of the Private Placement Warrants) until 30 days after the Business Combination Closing. Notwithstanding the foregoing, if subsequent to a Business Combination, the closing price of the Common Stock equals or exceeds $12.00 per share (as adjusted for share splits, share dividends, reorganizations, recapitalizations and the like) for any twenty (20) trading days within any thirty (30) trading day period commencing at least one hundred and fifty (150) days after the Business Combination Closing, the Founder Shares shall be released from the lockup referenced in this Section 4(a). Notwithstanding the first sentence hereinabove, transfers of the Securities are permitted (i) to the Company’s officers or directors, any affiliates or family members of the Company’s officers or directors, any affiliate or member of the sponsor of the Company, or any of such affiliate’s or member’s affiliates, officers, directors and director or indirect equityholders; (ii) in the case of an individual, by gift to a member of the individual’s immediate family, to a trust, the beneficiary of which is a member of the individual’s immediate family, for estate planning purposes; (iii) in the case of an individual, by virtue of laws of descent and distribution upon death of the individual; (iv) in the case of an individual, pursuant to a qualified domestic relations order; (v) in the case of an entity, as a distribution to its partners, stockholders or members upon liquidation; (vi) to an affiliate of or fund managed by or under common control with a Purchaser; (vii) by private sales or transfers made in connection with the consummation of a Business Combination at prices no greater than the price at which the applicable Securities were originally purchased; (viii) in the event of the Company’s liquidation, bankruptcy or dissolution prior to the completion of a Business Combination; (ix) by virtue of the applicable law or such Purchaser’s governing documents upon dissolution of such Purchaser; (x) to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under clauses (i) through (ix) above; and (xi) pursuant to the provisions of Section 1 of this Agreement (each of the foregoing, a “Permitted Transferee”); provided, however, that in the case of clauses (i) through (vii), and (ix), these permitted transferees must enter into a written agreement agreeing to be bound by the terms of this Agreement, including the provisions of Section 1 and these transfer restrictions. As used in this Agreement, “Transfer” shall mean the (x) sale of, offer to sell, contract or agreement to sell, hypothecation, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position (within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the SEC promulgated thereunder) with respect to, any of the Securities; (y) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the Securities, whether any such transaction is to be settled by delivery of such Securities, in cash or otherwise, or (z) public announcement of any intention to effect any transaction specified in clause (x) or (y).

(b) Trust Account.

(i) Each Purchaser hereby acknowledges that it is aware that the Company will establish the Trust Account for the benefit of its public stockholders upon the IPO Closing. Each Purchaser hereby agrees that it has no right, title, interest or claim of any kind in or to any monies held in the Trust Account, or any other asset of the Company as a result of any liquidation of the Company, except for redemption and liquidation rights, if any, such Purchaser may have in respect of any Public Shares held by it.

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(ii) Each Purchaser hereby agrees that it shall have no right of set-off or any right, title, interest or claim of any kind (“Claim”) to, or to any monies in, the Trust Account, and hereby irrevocably waives any Claim to, or to any monies in, the Trust Account that it may have now or in the future, except for redemption and liquidation rights, if any, such Purchaser may have in respect of any Public Shares held by it. In the event such Purchaser has any Claim against the Company under this Agreement, such Purchaser shall pursue such Claim solely against the Company and its assets outside the Trust Account and not against the property or any monies in the Trust Account, except for redemption and liquidation rights, if any, such Purchaser may have in respect of any Public Shares held by it.

(c) No Short Sales. Each Purchaser hereby agrees that neither it, nor any person or entity acting on its behalf, will engage in any Short Sales with respect to securities of the Company prior to the closing of the Business Combination. For purposes of this Section 4(c), “Short Sales” shall include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, and all types of direct and indirect stock pledges (other than pledges in the ordinary course of business as part of prime brokerage arrangements), forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis).

5. General Provisions.

(a) Notices.  All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt, or (i) personal delivery to the party to be notified, (ii) when sent, if sent by electronic mail during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next Business Day, (iii) five (5) Business Days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) Business Day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next Business Day delivery, with written verification of receipt. All communications sent to the Company shall be sent to: Good Works Acquisition Corp, 4265 San Felipe, Suite 603, Houston, 77027, Email: cgrossman@shorelinecapitaladvisors.com, with a copy to Schiff Hardin LLP, 901 K Street, NW Suite 700, Washington, DC 20001, Attention: Ralph V. De Martino, Email: rdemartino@schiffhardin.com.

All communications to the Purchaser shall be sent to the Purchaser’s address as set forth on the signature page hereto, or to such email address, or address as subsequently modified by written notice given in accordance with this Section 4(a).

(b) No Finder’s Fees.  Each party represents that it neither is nor will be obligated for any finder’s fee or commission in connection with this transaction. The Purchasers agree, severally and not jointly, to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which a Purchaser or any of its officers, employees or representatives are responsible. The Company agrees to indemnify and hold harmless the Purchasers from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

(c) Survival of Representations and Warranties.  All of the representations and warranties contained herein shall survive the consummation of the transactions contemplated by this Agreement.

(d) Entire Agreement.  This Agreement, together with any other documents, instruments and writings that are delivered pursuant hereto or referenced herein, constitutes the entire agreement and understanding of the parties hereto in respect of its subject matter and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby.

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(e) Successors.  All of the terms, agreements, covenants, representations, warranties, and conditions of this Agreement are binding upon, and inure to the benefit of and are enforceable by, the parties hereto and their respective successors. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(f) Assignments.  Except as otherwise specifically provided herein, no party hereto may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other party.

(g) Counterparts.  This Agreement may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.

(h) Headings.  The section headings contained in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement.

(i) Governing Law.  This Agreement, the entire relationship of the parties hereto, and any litigation between the parties (whether grounded in contract, tort, statute, law or equity) shall be governed by, construed in accordance with, and interpreted pursuant to the laws of the State of New York, without giving effect to its choice of laws principles.

(j) Jurisdiction.  The parties hereby irrevocably and unconditionally (i) submit to the jurisdiction of the state courts of New York and the United States District Court for the Southern District of New York for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (ii) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in state courts of New York or the United States District Court for the Southern District of New York, and (iii) waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

(k) WAIVER OF JURY TRIAL.  THE PARTIES HERETO HEREBY WAIVE ANY RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION PURSUANT TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

(l) Amendments.  This Agreement may not be amended, modified or waived as to any particular provision, except with the prior written consent of the Company and the Purchasers.

(m) Severability.  The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions hereof; provided that if any provision of this Agreement, as applied to any party hereto or to any circumstance, is adjudged by a governmental authority, arbitrator, or mediator not to be enforceable in accordance with its terms, the parties hereto agree that the governmental authority, arbitrator, or mediator making such determination will have the power to modify the provision in a manner consistent with its objectives such that it is enforceable, and/or to delete specific words or phrases, and in its reduced form, such provision will then be enforceable and will be enforced.

(n) Expenses.  Each of the Company and the Purchasers will bear their own costs and expenses incurred in connection with the preparation, execution and performance of this Agreement and the consummation of the transactions contemplated hereby, including all fees and expenses of agents, representatives, financial advisors, legal counsel and accountants. The Company shall be responsible for the fees of its transfer agent, stamp taxes and all other fees associated with the issuance of the Securities and the securities issuable upon conversion or exercise of the Securities.

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(o) Construction.  The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties hereto and no presumption or burden of proof will arise favoring or disfavoring any party hereto because of the authorship of any provision of this Agreement. Any reference to any federal, state, local, or foreign law will be deemed also to refer to law as amended and all rules and regulations promulgated thereunder, unless the context requires otherwise. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The parties hereto intend that each representation, warranty, and covenant contained herein will have independent significance. If any party hereto has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which such party hereto has not breached will not detract from or mitigate the fact that such party hereto is in breach of the first representation, warranty, or covenant.

(p) Waiver.  No waiver by any party hereto of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, may be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising because of any prior or subsequent occurrence.

(q) Specific Performance.  Each party hereto agrees that irreparable damage may occur in the event any provision of this Agreement was not performed by the other party hereto in accordance with the terms hereof and that the such party shall be entitled to seek specific performance of the terms hereof, in addition to any other remedy at law or equity.

(r) Most Favored Nations. The Company hereby represents and warrants that as of the date hereof, and covenants and agrees that after the date hereof, none of the agreements with any other person for the purchase of Founder Shares or Private Placement Units includes or will include terms, rights or other benefits that are more favorable to such other person than the terms, rights and benefits in favor of the Purchasers under this Agreement, and the Company will not waive any material obligation under the agreements with such other person unless, in any such case, each Purchaser has been offered in writing the opportunity to concurrently receive the benefits of all such terms, rights and benefits or waiver. The Purchasers shall notify the Company in writing, within five (5) days after the date they have been offered the opportunity to receive the benefit of such terms, rights, benefits or waiver, of their election to receive any such term, right, benefit or waiver so offered.

[Signature page follows]

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IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first set forth above.

COMPANY:

GOOD WORKS ACQUISITION CORP.

By:
Name:
Title:

[Signature Page to Subscription Agreement]

11

PURCHASER:

[ ]

By:
Name:
Title:

Purchaser’s Address for Notices:

with copies to:

 [Signature Page to Subscription Agreement]

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AGREEMENT

Reference is made to the Subscription Agreement (the “Subscription Agreement”) entered into as of _______ __, 2020 between Good Works Acquisition Corp., a Delaware corporation (the “Company”) and each of the parties listed on Annex I hereto (each, a “Purchaser”, and together, the “Purchasers”).

RECITALS

WHEREAS, in connection with the respective obligations of the Purchasers and the Company pursuant to the Subscription Agreement, the parties desire to provide for certain ancillary rights and obligations in connection with the initial public offering of the Company(“IPO”), the activities of the Company, and the Company’s initial business combination.

NOW, THEREFORE, in consideration of the premises, representations, warranties and the mutual covenants contained in this agreement (“Agreement”), and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.	Potential Forfeitures in Connection with Initial Business Combination

(a) The parties acknowledge that, in connection with the Company’s initial business combination (“Initial Business Combination”), the holders of certain of the initial 4,312,500 shares of common stock (“Common Stock”) issued to the initial shareholders of the Company (collectively, the “Founder Shares”), of which Purchasers own 338,750 shares may be requested to forfeit, transfer, change or amend the terms of some or all of their Founder Shares or to subject the vesting of the Founder Shares to specified conditions in order to facilitate the consummation of such Initial Business Combination. Each Purchaser hereby agrees that, if the holders of any of the Forfeiture Shares (as defined below) agree to forfeit, transfer, change or amend, or subject to vesting, their Forfeiture Shares in order to facilitate the consummation of the Initial Business Combination, such Purchaser shall forfeit, transfer, change or amend, or subject to vesting, a pro rata portion (based on the total number of Founder Shares minus Founder Shares held by charitable organizations and held by the Company’s officers and directors, the “Forfeiture Shares”) of its Founder Shares on the same terms and conditions as other holders’ of Forfeiture Shares which are so forfeited, transferred, changed or amended, or subject to vesting, provided that in no event shall the Purchasers in the aggregate be required to forfeit or transfer more than one-half of their Founder Shares. Notwithstanding the foregoing, if the over-allotment option in the IPO (as defined in the Subscription Agreement) is exercised in full, no Purchaser will be required to forfeit any Founder Shares until the largest holder of the Founder Shares as of the date hereof (which, for the avoidance of doubt, shall not be an Anchor Investor) has forfeited 200,000 Founder Shares, after which the provisions of this section shall apply to all forfeitures over and above such 200,000 share threshold. The Company acknowledges that the largest holder of the Founder Shares as of the date hereof will be required to consent to the forfeiture, transfer, change or amendment, or the subjecting to vesting, of any Founder Shares prior to the Purchaser being required to comply with this section. The Company agrees that no information provided to the Purchasers in connection with this paragraph will constitute material non-public information of the Company, and the Company will not provide the Purchasers with any material non-public information of the Company (including any material non-public information with respect to any other person or entity in connection with any proposed Initial Business Combination) without the prior written consent of the Purchasers.

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(b) If on either (i) the date of the vote by the Company’s stockholders to approve the Initial Business Combination or (ii) the Business Day immediately prior to the closing of the Initial Business Combination (each, a “Determination Date”), (A) the number of Public Shares submitted for redemption in connection with the Initial Business Combination exceeds 6,000,000 shares, and (B) the Purchasers in the aggregate beneficially own or hold, directly or indirectly, including through any firm commitments to purchase, after giving effect to any redemptions of Common Stock in connection with the Initial Business Combination, a number of Public Shares (the “Determination Date Shares”) that is less than the Forfeiture Threshold (as defined below), then the Purchasers shall automatically surrender to the Company for cancellation or re-allocation as described in Section 1(e) below, and have no further right, title or interest in, a pro rata number of their Founder Shares (such surrendered shares are referred to as the “Shortfall Forfeiture Shares”), provided that the Purchasers shall not be obligated to surrender to the Company any Founder Shares to the extent that the remaining number of Founder Shares held by the Purchasers would be less than 169,375, the pro rata number being calculated as a fraction, the numerator of which is the number of Shortfall Shares (as defined below) and the denominator is the Forfeiture Threshold. For the avoidance of doubt, in calculating the number of Public Shares (if any) which the Purchasers beneficially own or hold, directly or indirectly, for purposes of determining the number of Determination Date Shares, no Public Shares that are beneficially owned by any other affiliates of the Purchasers shall be counted (e.g., no Public Shares shall be double counted among affiliates of the Purchasers). The Purchasers shall take all actions as may be reasonably necessary to consummate any surrender of shares contemplated by this Section 1(b), including entering into agreements and delivering certificates and instruments and consents as may be deemed by the Company to be necessary or appropriate (which shall not require any Purchaser to make any representations other than as to its clear title to the applicable Founder Shares and its power and authorization to effect the transactions contemplated by the applicable agreement or other instrument), and the Purchasers hereby grant to the Company and any representative designated by the Company without further action by the Purchasers a limited irrevocable power of attorney to effect any surrender of shares contemplated hereby on behalf of the Purchasers, which power of attorney shall be deemed to be coupled with an interest. “Public Shares” means the Common Stock included in the public units to be sold in the IPO.

(c) As used herein, (i) the “Forfeiture Threshold” shall initially mean 1,500,000 shares Common Stock; provided, that if the actual number of Public Units offered and sold in the IPO is less than 15,000,000, then the Forfeiture Threshold shall be automatically reduced on a pro rata basis, and (ii) the “Shortfall Shares” shall mean the amount by which the Forfeiture Threshold exceeds the Determination Date Shares.

(d) Solely by way of example to illustrate the provisions of Section 1(b), if the Forfeiture Threshold is 1,500,000 and on a Determination Date the Purchasers beneficially own 750,000 shares of Public Shares (meaning that the number of Determination Date Shares is 750,000), then the number of Shortfall Shares shall be 750,000, and the percentage of the Purchasers’ Founder Shares that the Purchasers would surrender to the Company for cancellation would be 50.0% (e.g., 750,000 divided by 1,500,000).

(e) The Agreement between the Company and Purchasers is one of four such agreements, each with identical terms, with unrelated purchasers (each Purchaser and each such additional purchaser is referred to as an “Anchor Investor” and collectively, the “Anchor Investors” and the foregoing agreements between the Anchor Investors and the Company are referred to as the “Anchor Agreements”). If pursuant to the Anchor Agreements any Anchor Investor is required to surrender any Shortfall Forfeiture Shares, such Shortfall Forfeiture Shares shall be allocated as follows:

(i) If the Anchor Investors were not required to forfeit any Founder Shares pursuant to Section 1(a) of their Anchor Agreement, the Shortfall Forfeiture Shares shall be cancelled by the Company.

(ii) If the Anchor Investors were required to forfeit any Founder Shares pursuant to Section 1(a) of their Anchor Agreement (such shares, the “Business Combination Forfeiture Shares”), the Shortfall Forfeiture Shares shall be allocated to any Anchor Investor that was not required to surrender any Shortfall Forfeiture Shares up to the amount of the Business Combination Forfeiture Shares forfeited by such Anchor Investor. For the avoidance of doubt, the foregoing allocation shall be limited such that no Anchor Investor may hold greater than 338,750 Founder Shares after the allocation. If more than one Anchor Investor was not required to surrender any Shortfall Forfeiture Shares and if there are insufficient Shortfall Forfeiture Shares to allocate among such Anchor Investors up to the amount of the Business Combination Forfeiture Shares forfeited by such Anchor Investor, the Shortfall Forfeiture Shares shall be allocated among the Anchor Investors on a pro rata basis based on the number of Public Shares held by each Anchor Investor.

(f) For the avoidance of doubt, in no event shall the Purchasers in the aggregate be required to forfeit or transfer more than one-half of their Founder Shares pursuant to this Section 1.

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2.	Restriction on Transfers

Reserved

3.	Trust Account

a.	Each Purchaser hereby acknowledges that it is aware that the Company will establish the Trust Account for the benefit of its public stockholders upon the IPO Closing. Each Purchaser hereby agrees that it has no right, title, interest or claim of any kind in or to any monies held in the Trust Account, or any other asset of the Company as a result of any liquidation of the Company, except for redemption and liquidation rights, if any, the Purchaser may have in respect of any shares sold to public stockholders in the IPO (“Public Shares”) held by it.

b.	Each Purchaser hereby agrees that it shall have no right of set-off or any right, title, interest or claim of any kind (“Claim”) to, or to any monies in, the Trust Account, and hereby irrevocably waives any Claim to, or to any monies in, the Trust Account that it may have now or in the future, except for redemption and liquidation rights, if any, such Purchaser may have in respect of any Public Shares held by it. In the event such Purchaser has any Claim against the Company under this Agreement, such Purchaser shall pursue such Claim solely against the Company and its assets outside the Trust Account and not against the property or any monies in the Trust Account, except for redemption and liquidation rights, if any, such Purchaser may have in respect of any Public Shares held by it.

4.	General Provisions.

(a) Notices.  All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt, or (i) personal delivery to the party to be notified, (ii) when sent, if sent by electronic mail during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next Business Day, (iii) five (5) Business Days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) Business Day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next Business Day delivery, with written verification of receipt. All communications sent to the Company shall be sent to: Good Works Acquisition Corp., 4265 San Felipe, Suite 603, Houston, 77027, Email: cgrossman@shorelinecapitaladvisors.com, with a copy to Schiff Hardin LLP, 901 K Street, NW, Suite 700, Washington, DC 20001, Attention: Ralph De Martino, Email: rdemartino@schiffhardin.com..

All communications to the Purchasers shall be sent to the Purchasers’ address as set forth on the signature page hereto, or to such email address, or address as subsequently modified by written notice given in accordance with this Section 4(a).

(b) Survival of Representations and Warranties.  All of the representations and warranties contained herein shall survive the consummation of the transactions contemplated by this Agreement.

(c) Entire Agreement.  This Agreement, together with any other documents, instruments and writings that are delivered pursuant hereto or referenced herein, constitutes the entire agreement and understanding of the parties hereto in respect of its subject matter and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby.

(d) Successors.  All of the terms, agreements, covenants, representations, warranties, and conditions of this Agreement are binding upon, and inure to the benefit of and are enforceable by, the parties hereto and their respective successors. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

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(e) Assignments.  No party hereto may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other party.

(f) Counterparts.  This Agreement may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.

(g) Headings.  The section headings contained in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement.

(h) Governing Law.  This Agreement, the entire relationship of the parties hereto, and any litigation between the parties (whether grounded in contract, tort, statute, law or equity) shall be governed by, construed in accordance with, and interpreted pursuant to the laws of the State of New York, without giving effect to its choice of laws principles.

(i) Jurisdiction.  The parties hereby irrevocably and unconditionally (i) submit to the jurisdiction of the state courts of New York and the United States District Court for the Southern District of New York for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (ii) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in state courts of New York or the United States District Court for the Southern District of New York, and (iii) waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

(j) WAIVER OF JURY TRIAL.  THE PARTIES HERETO HEREBY WAIVE ANY RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION PURSUANT TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

(k) Amendments.  This Agreement may not be amended, modified or waived as to any particular provision, except with the prior written consent of the Company and the Purchasers.

(l) Severability.  The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions hereof; provided that if any provision of this Agreement, as applied to any party hereto or to any circumstance, is adjudged by a governmental authority, arbitrator, or mediator not to be enforceable in accordance with its terms, the parties hereto agree that the governmental authority, arbitrator, or mediator making such determination will have the power to modify the provision in a manner consistent with its objectives such that it is enforceable, and/or to delete specific words or phrases, and in its reduced form, such provision will then be enforceable and will be enforced.

(m) Construction.  The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties hereto and no presumption or burden of proof will arise favoring or disfavoring any party hereto because of the authorship of any provision of this Agreement. Any reference to any federal, state, local, or foreign law will be deemed also to refer to law as amended and all rules and regulations promulgated thereunder, unless the context requires otherwise. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The parties hereto intend that each representation, warranty, and covenant contained herein will have independent significance. If any party hereto has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which such party hereto has not breached will not detract from or mitigate the fact that such party hereto is in breach of the first representation, warranty, or covenant.

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(n) Waiver.  No waiver by any party hereto of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, may be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising because of any prior or subsequent occurrence.

(o) Specific Performance; Third Party Beneficiary.  Each party hereto agrees that irreparable damage may occur in the event any provision of this Agreement was not performed by the other party hereto in accordance with the terms hereof and that the such party shall be entitled to seek specific performance of the terms hereof, in addition to any other remedy at law or equity. The Sponsor is hereby designated as a third party beneficiary of this Agreement, and shall have the capacity, with or without the participation of the Company or any other entity, to require the Company to enforce the obligations of the Purchasers hereunder and to initiate any appropriate legal action with respect thereto.

(p) Most Favored Nations. The Company hereby represents and warrants that as of the date hereof, and covenants and agrees that after the date hereof, none of the agreements with any other person for the purchase of Founder Shares or Private Placement Units (as defined in the Subscription Agreement) includes or will include terms, rights or other benefits that are more favorable to such other person than the terms, rights and benefits in favor of the Purchasers under this Agreement, and the Company will not waive any material obligation under the agreements with such other person unless, in any such case, each Purchaser has been offered in writing the opportunity to concurrently receive the benefits of all such terms, rights and benefits or waiver. The Purchasers shall notify the Company in writing, within five (5) days after the date they have been offered the opportunity to receive the benefit of such terms, rights, benefits or waiver, of their election to receive any such term, right, benefit or waiver so offered.

[Signature page follows]

17

IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first set forth above.

COMPANY:

GOOD WORKS ACQUISITION CORP.

By:
Name:
Title:

[Signature Page to Subscription Agreement]

18

PURCHASER:

[ ]

By:
Name:
Title:

Purchaser’s Address for Notices:
with copies to:

19

Annex I

20